United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22878

Rx Funds Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
(Address of principal executive offices) (Zip code)

John J. Pileggi, President, 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
 New York, NY 10036-6797

Registrant's telephone number, including area code: (646) 747-3477

Date of fiscal year end: 10/31/2016

Date of reporting period: 10/31/2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

RX Funds™

2016 Annual Report

October 31, 2016

Rx Tactical Rotation Fund

RISKX™ INVESTMENTS

Rx Funds Trust

Annual Report – October 31, 2016

President’s Letter to Shareholders	1
Management Fund Commentary and Fund Performance	3

Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20

Additional Fund Information
Portfolio Summary	21
Table of Shareholder Expenses	22
Other Tax Information	23
Approval of Advisory and Sub-Advisory Agreements	24
Trustees and Officers	25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Holdings. The Fund files complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Rx Funds Trust

President’s Letter to Shareholders

Dear Shareholder:

I am pleased to present you with the Annual Report for the Rx Funds Trust (the “Fund”) for the year ended October 31, 2016.

Financial markets opened 2016 on the heels of the Federal Reserve’s first interest rate hike in nearly a decade. Looking at the stock index averages at the market’s close to end 2015 and looking again only today, 2016 appears to be a year with a fantastic upward march for equities. As is often the case, shareholders with a comprehensive financial plan and honest assessments for their risk tolerances would have been rewarded for patient investment.

The stock market tumbled through mid-February, only to recover just as quickly by the end of the first quarter, buoyed in part by a recovery in energy prices. Unconventional, and perhaps unprecedented, monetary policy continued all over the globe, with the European Central Bank announcing more monetary stimulus, Japan initiating negative interest rates, and the People’s Bank of China showing flexibility in providing liquidity to state-owned banks. The unexpected result of Great Britain’s referendum on exiting the Eurozone served as a reminder that geopolitics and economic populism are here to stay, while foreshadowing the outcome of the U.S. Presidential election.

Very few financial or political pundits accurately predicted the results of the contest for the U.S. Presidency, and the roller-coaster swings in stock indices on Election night through the morning after highlighted both the surprise outcome and the uncertainty of global economic and political connections. Macroeconomic assumptions appear to be driving movements in securities prices and money markets as much as traditional analysis of fundamentals and credit. It seems clear that managing volatility and risk in investor portfolios will be as important as seeking profits.

Fund Highlights

Despite a difficult environment for momentum-based strategies, the Rx Tactical Rotation Fund preserved investor capital in fiscal 2016. The year was full of false starts and stops, and produced very little in the way of lasting gains in either the U.S. equity or fixed-income markets (and even less abroad). The first reversal started with a global equity selloff that commenced with the start of the Fund’s fiscal year on November 1, 2015 and continued into mid-February. The selloff bottomed, and markets recovered through the spring, but a sharp, short-lived decline associated with the United Kingdom’s June Brexit vote arrived just after equities had erased their earlier losses. However, the Fund did avoid some of the October decline, which affected both stocks and bonds, as a result of our outlook for further reversals due to parallels between the populist sentiments of the Brexit campaign and the U.S. Presidential election campaign. The new market tone following the national elections suggests more market conviction, and consequently a stronger opportunity set, for the coming year.

While the Presidential Election here at home may have been a surprise, we believe diversification and thoughtful portfolio construction within their specialized investment universes are hallmarks of the sub-advisers selected for management of the American Independence and Rx Funds. Our mission to provide quality investment outcomes for clients and shareholders remains steadfast. With that in mind, we continue to offer a diverse selection of Funds, sub-advised by investment specialists in influential disciplines — including macroeconomics, behavioral finance, and ETF (Exchange Traded Fund) - based allocation — to bring a unique lineup of investment solutions to shareholders, advisors, and institutions.

The Portfolio review follows this letter. Thank you for your continued support.

Sincerely,

John J. Pileggi
President

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

Please see important disclosures on the following page.

Rx Funds Trust

Important Disclosures

Investing involves risk. Equity securities are more volatile and carry more risk than other forms of investment. The Fund may invest in small and mid-cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market stability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing market. Before investing in any mutual fund, please carefully consider the investment objectives, risks, charges, and expenses. Investments in fixed income securities are subject to the risks associated with debt securities including credit, price, and interest rate risk. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-protected securities with similar durations may experience greater losses than other fixed income securities. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

For a complete list of fund risks, please see the prospectuses.

For more complete information on the Rx Funds and American Independence Funds, you can obtain a prospectus containing complete information for the Funds by calling 866.410.2006 or by visiting www.americanindependence.com. You should consider the Fund’s investment objectives, risks, charges, and expenses, carefully before you invest or send money. Information about these and other important subjects is in the Fund’s prospectus. The prospectus and, if available, the summary prospectus should be read carefully before investing.

Shares of the Rx Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with RiskX Investments, LLC.

Rx Funds Trust

Rx Tactical Rotation Fund Commentary

Charles McNally – Portfolio Manager

The Rx Tactical Rotation Fund (Institutional share class, the “Fund”) returned 0.22% net of fees and expenses for the fiscal year ending on October 31, 2016. Over the same period, the Fund’s benchmark, the S&P Global Broad Market Index (“BMI”), returned 2.36%, and the MSCI All Countries World Index (“ACWI”) returned 2.05%. Prior to June 24, 2016, the Fund was sub-advised by Newfound Research, LLC. The Fund primarily invests in exchange-traded products such as Exchange-Traded Funds (ETFs). It uses no derivative instruments.

Market Overview

Global securities markets’ modest gains for the Fund’s fiscal year resulted from long periods of stagnation punctuated by rapid selloffs and recoveries. Equity markets were shaken by three significant selloffs during the year. Each was followed by a rapid recovery – the last of which came after fiscal year-end – but the three market events arose from distinct origins.

After a relatively uneventful November and early December, global equity markets weakened into year-end and through January on fears of a global recession, stoked by an epic fall in the price of crude oil and other commodities. Although China and other emerging economies did not fall into recession, as feared, the slowdown in global and U.S. economic growth was enough for the Federal Reserve (Fed) to put on hold their plans to raise short-term interest rates. The Fed’s change of heart helped to align the trading of foreign currencies with the ups and downs of crude oil, U.S. equities, and U.S. high-yield bonds. As a result, the major “risky” domestic asset classes took on an uncommon degree of mutual correlation for the first four months of the calendar year. The recovery in risk asset prices from their mid-February lows – coincident with the sharp recovery in crude oil prices – lasted just over two months, one of the year’s few sustained moves in global securities markets.

In late June, markets went through a second, sharper, decline leading up to the U.K. “Brexit” referendum to leave the European Union. While derived from events that were purely political and overseas in nature, the Brexit vote gave rise to fears of a global economic slowdown or recession, and again the risk markets such as equities took a tumble. However, markets recovered surprisingly quickly after the vote; within three weeks, U.S. equities not only made up their Brexit losses and even reached a new plateau that lasted into the fall. Once again, the Fed postponed consideration of an interest rate hike in mid-June, citing risks to the global economy from the Brexit vote.

The final selloff of the Fund’s year was better anticipated than the earlier episodes once similarities were noted between the populist sentiment of the Brexit campaign and the tone of the U.S. Presidential election campaign. One difference in the October selloff was that high-grade fixed income and equity markets moved in tandem, as political uncertainty and potential policy implications of new fiscal stimulus for increasing the supply of government bonds and for stoking inflation got priced into securities prices. As before, the Fed postponed consideration of hiking interest rates until after the election’s uncertainty passed.

Positioning and Outlook

The momentum-based tactical rotation strategy by which the Fund is managed takes advantage of trends in securities prices in their early stages by taking long positions in ETFs representing stocks, bonds and other asset classes globally. Trends that falter in mid-stream make for a sub-optimal environment for the strategy. The rapid selloff from mid-December through mid-February coincided with the Fund’s worst performance period of the year. Fortunately, by early March, performance was on the mend, and the Fund’s strong spring performance erased its early-year losses.

By June, as the Brexit vote was looming, the outlook the markets for the summer and fall (through the November election) was for a continued choppy and directionless market environment. (This forecast turned out to be correct, up to and including Election Day.) The Fund’s trading frequency was slowed so as to avoid unprofitable trading into and out of short-lived trends. Total equity exposure was reduced prior to and again after the Brexit vote, and cash levels were raised as a balance to the remaining, potentially volatile positions. Normally, long-term high-quality bond ETF holdings would be ideal to offset volatility from holding equity ETFs. However, with the likely nominees of both major political parties promising stimulative economic policies including increased spending on infrastructure, the potential for positive correlation between equities and fixed income ruled out the conventional defensive portfolio positioning. Increasing cash as a tactical holding both decreased return volatility and allowed for an easier move into the next sustainable trend that should develop. Following the Brexit vote at the end of June,

Rx Funds Trust

equity markets fell but quickly recovered and into early July to reach a new plateau.

The relatively calm markets of the summer and fall developed very little that could be called a sustained trend, and, as a consequence, trading in the fund slowed dramatically. Going into the end of October, as the Presidential elections came to dominate the news, and both equity and bond markets slid on growing uncertainty regarding the new configuration of power in Washington. The Fund’s defensive positioning with higher-than-normal cash levels limited losses through the difficult final weeks of the fiscal year.

For most of the Fund’s fiscal year, equity-index ETFs comprised the bulk of the investments. That positioning was reflected in the fact that fund’s best- and worst-contributing positions were all equity-based. However, weakness that developed near the fiscal year-end in the bond market and defensive equity sectors manifested itself in the Fund’s worst performing positions for the year. The ProShares S&P 500 Dividend Aristocrats ETF produced the biggest loss. Its price declined in sympathy with high-grade bonds for a loss (including dividends) of 4.6% in October, despite a positive total return of 4.87% for the year. Two other equity-based ETFs that normally play a defensive portfolio role were also among the Fund’s four worst performers for the year, the Consumer Discretionary Sector Select SPDR® Fund and the iShares Edge MSCI Min Vol USA ETF.

The Fund’s five best performers for the fiscal year were all ETFs whose underlying indices represent relatively aggressive equity market positions. The best performer, the iShares Edge MSCI USA Momentum Factor ETF, provides exposure to domestic equities exhibiting greater positive price momentum than the overall market, and the third-best performing Technology Select Sector SPDR® Fund tracks an index of domestic companies in a range of technology-related businesses. Rounding out the top five contributors were the Guggenheim S&P 500® Pure Value ETF, the Guggenheim S&P 500® Equal Weight ETF, and the iShares Core S&P Small-Cap ETF.

October’s poor environment for defensive positions mostly carried over into the new fiscal year. However, the markets’ immediate interpretation in the aftermath of the national elections of a stronger growth environment going forward will eventually run into the reality of political dealmaking, monetary policy changes, OPEC meetings, currency fluctuations, and other overseas trouble areas that have been eclipsed by the elections. As winners and losers emerge, the Fund should be positioned to take advantage of new opportunities.

Thank you for your continued investment in the Rx Tactical Rotation Fund.

Charles McNally, RiskX Investments

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Rx Funds Trust

Rx Tactical Rotation Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class made on August 5, 2015. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2016
	Annualized
	1 Year	Since Inception(3)
Rx Tactical Rotation Fund
Institutional Class Shares	0.22%	(2.91%)
Class A Shares(1)	(5.94%)	(7.80%)
Class C Shares(2)	(1.29%)	(3.48%)
MSCI All Country World Index	2.05%	5.17%(4)
S&P Global Broad Market Index	2.36%	5.21%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of date of purchase.
(3)	For the period August 5, 2015 (commencement of operations) through October 31, 2016.
(4)	For the period August 31, 2015 through October 31, 2016.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P Global BMI, (Broad Market Index), comprises the S&P Developed BMI and S&P Emerging BMI, is a comprehensive, rules-based index measuring global stock market performance. It represents the only global index suite with a transparent, modular structure that has been fully float adjusted since 1989.

The above referenced indexes do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Rx Funds Trust	Schedule of Investments
Rx Tactical Rotation Fund	October 31, 2016

Security Description	Shares	Value ($)
Exchange Traded Products — 60.2%
International Equity Exchange Traded Products — 3.3%
Vanguard FTSE All-World ex-US ETF	553	24,697
Vanguard FTSE All-World ex-US Small-Cap ETF	64	6,182
		30,879
International Fixed Income Exchange Traded Products — 9.1%
iShares International High Yield Bond ETF	1,000	46,990
iShares International Preferred Stock ETF	2,000	31,440
PowerShares Global Emerging Markets Sovereign Debt	206	6,114
VanEck Vectors J.P. Morgan Emerging Markets Local Currency Bond ETF	76	1,426
		85,970
U.S. Alternative Exchange Traded Product — 0.1%
iShares Mortgage Real Estate Capped ETF	129	1,356

U.S. Equity Exchange Traded Products — 46.9%
Guggenheim S&P 500 Equal Weight ETF	926	75,515
iShares Core S&P Small-Cap ETF	272	32,278
iShares Edge MSCI USA Minimum Volatility ETF	2,335	103,160
ProShares S&P 500 Dividend Aristocrats ETF	1,676	86,867
Consumer Discretionary Select Sector SPDR Fund	249	19,447
Consumer Staples Select Sector SPDR Fund	361	19,061
Industrial Select Sector SPDR Fund	297	16,991
Materials Select Sector SPDR Fund	409	19,121
SPDR S&P 500 ETF Trust	153	32,520
Technology Select Sector SPDR Fund	444	21,055
Utilities Select Sector SPDR Fund	386	19,080
		445,095
U.S. Fixed Income Exchange Traded Products — 0.8%
iShares iBoxx Investment Grade Corporate Bond ETF	19	2,299
iShares U.S. Preferred Stock ETF	46	1,792
PowerShares Senior Loan Portfolio	168	3,894
		7,985
Total Exchange Traded Products (Cost $563,583)		571,285

Short-Term Investment — 40.6%
Money Market Fund — 40.6%
Federated Government Obligations Fund, Premier Shares, 0.32% (a)	384,913	384,913
Total Short-Term Investment (Cost $384,913)		384,913

Total Investments (Cost $948,496(b)) — 100.8%		$956,198

Liabilities in excess of other assets — (0.8)%		(7,430)

NET ASSETS — 100.0%		$948,768

(a) Rate listed is the 7-day effective yield at 10/31/16.

(b) See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange Traded Fund

The Accompanying Notes are an Integral Part of these Financial Statements.

Rx Funds Trust	Schedule of Investments (Continued)
Rx Tactical Rotation Fund	October 31, 2016

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$571,285	$—	$—	$571,285
Short-Term Investment	384,913	—	—	384,913
Total Investments	$956,198	$—	$—	$956,198

The Accompanying Notes are an Integral Part of these Financial Statements.

Rx Funds Trust
Statement of Assets and Liabilities
October 31, 2016

Rx Tactical Rotation Fund
Assets
Investments, at cost	$948,496
Investments, at value	$956,198
Cash	155
Interest and dividends receivable	81
Receivable from Investment Adviser	11,473
Prepaid expenses	5,028
Total assets	$972,935

Liabilities
Accrued expenses and other payables:
Administration	104
Distribution and Service	106
Fund Accounting	2,007
Other	21,950
Total liabilities	24,167
Net Assets	$948,768

Composition of Net Assets
Capital	$941,534
Accumulated net investment income	2,497
Accumulated net realized losses from investment transactions	(2,965)
Net unrealized appreciation	7,702
Net Assets	$948,768

Net Assets By Share Class
Institutional Class Shares	$626,814
Class A Shares	321,660
Class C Shares	294
Net Assets	$948,768

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	65,796
Class A Shares	33,899
Class C Shares	31

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$9.53
Class A Shares	$9.49
Class C Shares*	$9.48

Maximum Sales Charge
Class A Shares	5.75%
Class C Shares**	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.07

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

The Accompanying Notes are an Integral Part of these Financial Statements.

Rx Funds Trust
Statement of Operations
For the Year Ended October 31, 2016

Rx Tactical Rotation Fund
Investment Income:
Dividend	$7,868
Total Investment Income	7,868

Expenses:
Investment advisory	4,494
Administration	562
Distribution - Class A Shares	376
Distribution - Class C Shares	6
Service - Class A Shares	376
Service - Class C Shares	2
Fund Accounting	34,199
Audit expenses	19,139
Compliance services	5,404
Custodian	90
Legal expenses	4,439
Shareholder Reporting	5,477
State registration expenses	4,310
Transfer Agent	19,065
Trustees	548
Insurance	7
Other	2,402
Total expenses before fee reductions	100,896
Expenses reduced by: Adviser	(95,873)
Distribution/service fees (Class A)	(181)
Net Expenses	4,842

Net Investment Income	3,026

Realized and unrealized gains (losses) on investments:
Net realized losses from investment transactions	(1,371)
Net change in unrealized appreciation from investments	7,048
Net realized and unrealized gains	5,677

Net Increase in Net Assets Resulting from Operations	$8,703

The Accompanying Notes are an Integral Part of these Financial Statements.

Rx Funds Trust
Statements of Changes in Net Assets

	Rx Tactical Rotation Fund
	Period Ended October 31, 2016	Period Ended October 31, 2015*
Investment Operations:
Net investment income	$3,026	$16
Net realized losses	(1,371)	(1,782)
Net change in unrealized appreciation	7,048	654
Net increase (decrease) in net assets resulting from operations	8,703	(1,112)

Distributions:
From net investment income:
Institutional Class Shares	(1,082)	—
Class A Shares	(283)	—
Class C Shares	(9)	—
From net realized gains:
Decrease in net assets from distributions	(1,374)	—

Net increase in net assets from capital transactions	858,509	84,042
Total increase in net assets	865,838	82,930

Net Assets:
Beginning of year	82,930	—
End of year	$948,768	$82,930
Accumulated net investment income	$2,497	$1,028

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$613,902	$56,673 **
Dividends reinvested	876	—
Cost of shares redeemed	(48,090)	—
Institutional Class Shares capital transactions	566,688	56,673

Class A Shares
Proceeds from shares issued	308,633	26,428
Dividends reinvested	173	—
Cost of shares redeemed	(16,375)	—
Class A Shares capital transactions	292,431	26,428

Class C Shares
Proceeds from shares issued	300	941
Dividends reinvested	8	—
Cost of shares redeemed	(918)	—
Class C Shares capital transactions	(610)	941

Net increase in net assets from capital transactions	$858,509	$84,042

Share Transactions:
Institutional Class Shares
Issued	64,897	5,809
Reinvested	92	—
Redeemed	(5,002)	—
Change in Institutional Class Shares	59,987	5,809

Class A Shares
Issued	32,845	2,721
Reinvested	18	—
Redeemed	(1,685)	—
Change in Class A Shares	31,178	2,721

Class C Shares
Issued	31	94
Reinvested	1	—
Redeemed	(95)	—
Change in Class C Shares	(63)	94

*	From August 5, 2015 (commencement of operations) through October 31, 2015.
**	Net of offering costs.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Rx Funds Trust
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Rx Tactical Rotation Fund

Institutional Class Shares
For the year ended
10/31/2016	$9.62	$0.08	$(0.06)	$0.02	$(0.11)	$—	$(0.11)	$9.53
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$0.01	$(0.39)	$(0.38)	$—	$—	$—	$9.62

Class A Shares
For the year ended
10/31/2016	$9.61	$0.04	$(0.06)	$(0.02)	$(0.10)	$—	$(0.10)	$9.49
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.00)^	$(0.39)	$(0.39)	$—	$—	$—	$9.61

Class C Shares
For the year ended
10/31/2016	$9.60	$(0.01)	$(0.02)	$(0.03)	$(0.09)	$—	$(0.09)	$9.48
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.01)	$(0.39)	$(0.40)	$—	$—	$—	$9.60

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
^	Rounds to less than $0.01.
+	Rounds to less than $1,000.

The Accompanying Notes are an Integral Part of these Financial Statements.

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)		Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

0.22%	$627		0.95%	22.28%	0.79%	98%

(3.80%)	$56		0.88%	322.96%	0.27%	232%

(0.16%)	$322		1.33%	22.78%	0.45%	98%

(3.90%)	$26		1.13%	323.21%	(0.13%)	232%

(0.30%)	$0	+	1.95%	23.28%	(0.10%)	98%

(4.00%)	$1		1.60%	323.68%	(0.53%)	232%

The Accompanying Notes are an Integral Part of these Financial Statements.

Rx Funds Trust

Notes to Financial Statements
October 31, 2016

1.   Organization:

Rx Funds Trust (the “Trust”) is a Delaware business statutory trust that was organized on June 28, 2013, as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered one series, or mutual fund, the Rx Tactical Rotation Fund (the “Fund”). This report contains the financial statements and financial highlights of the Fund.

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest each with a par value of $0.001. The Fund offers three classes of shares: Class A, Class C, and Institutional Class. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The Fund is non-diversified under the 1940 Act.

2.   Significant Accounting Policies:

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Fund believes that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Fund’s pricing services are not readily available are valued at fair value by RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Rx Funds Trust

Notes to Financial Statements (Continued)

2.   Significant Accounting Policies: (Continued)

FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’ investments. These inputs are summarized in the three broad levels listed below:

● Level 1	– quoted prices in active markets for identical securities

● Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3	– significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2016, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in the Fund’s schedule of investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Fund, there were no transfers into and out of any level during the current year presented. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Fund’s Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Investment Transactions and Related Income

During the year, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Expenses

Expenses directly attributable to the Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Fund based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Rx Funds Trust

Notes to Financial Statements (Continued)

2.   Significant Accounting Policies: (Continued)

Federal Income Taxes

The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

3.   Related Party Transactions:

RiskX Investments serves as the investment adviser to the Rx Tactical Rotation Fund pursuant to an investment advisory agreement between the Trust and RiskX Investments dated August 4, 2015. The initial term is for two years and yearly thereafter upon approval by the Board of Trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”).

The Adviser is entitled to receive an annual fee, computed daily and paid monthly. The fee is calculated based on the Fund’s average daily net assets at an annual rate of 1%. The Adviser is responsible for the investment management oversight in its role as investment adviser to the Fund.

Pursuant to the expense limitation agreement, RiskX Investments has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Fund’s total operating expenses (excluding any taxes, interest expenses relating to dividends on short sales brokerage fees, non-routine expenses and acquired fund fees, where applicable) at not more than the following percentages of average annual net assets effective through March 1, 2017:

Fund	Institutional Class	Class A	Class C
Rx Tactical Rotation Fund	0.95%	1.33%	1.95%

The total operating expenses of the Fund noted below was maintained at the following levels as indicated:

Fund	Period	Institutional Class	Class A	Class C
Rx Tactical Rotation Fund	Prior to March 1, 2016	0.90%	1.28%	1.90%

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees, non-routine expenses and acquired fund fees) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2016:

Rx Tactical Rotation Fund
For eligible expense reimbursements expiring:
October 31, 2017	$—
October 31, 2018	42,252
October 31, 2019	95,873
$138,125

RiskX Investments also provides certain administrative services necessary for the Fund’s operations. The Fund is charged a fee for the services provided, and this fee is calculated based on the Fund’s average daily net assets at an annual rate of 0.125%.

Rx Funds Trust

Notes to Financial Statements (Continued)

3.   Related Party Transactions: (Continued)

RiskX Investments has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Fund with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of the Fund in the Trust. RiskX Investments pays UMBFS and not the Fund.

Other principal service providers of the Fund include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Fund’s distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the Fund’s transfer agent and dividend disbursing agent.

INTRUST Bank N.A. serves as the Fund’s custodian.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Thaddeus (“Ted”) Leszczynski as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. Mr. Leszczynski is also an employee of RiskX Investments and serves as its Chief Compliance Officer and Secretary.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. The Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A assets and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

During the year ended October 31, 2016, a portion of the distribution or service fees were waived by the Adviser for Class A share assets. As of October 31, 2016, the Fund was assessing the full 0.25% and 0.75% of distribution fees for Class A shares and Class C shares respectively and was assessing only 0.13% and the full 0.25% of the shareholding services fees for Class A shares and Class C shares, respectively. For the year ended October 31, 2016, the Fund paid $159 to RiskX Investments for shareholder service fees for Class A shares.

4.   Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of the Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of the Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.   Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, and U.S. Government securities) for the year ended October 31, 2016 was as follows:

	Purchases	Sales
Rx Tactical Rotation Fund	$807,695	$307,223

6.   Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2013-2016 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Rx Funds Trust

Notes to Financial Statements (Continued)

6.   Federal Income Tax Information: (Continued)

Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as RICs and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2016, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Rx Tactical Rotation Fund	$(183)	$188	$(5)

At October 31 2016, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Rx Tactical Rotation Fund	$951,642	$9,127	$(4,571)	$4,556

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$1,374	$—
Net long-term capital gains	—	—
Total taxable distributions	1,374	—
Tax exempt dividends	—	—
Total distributions paid	$1,374	$—

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Rx Tactical Rotation
Undistributed ordinary income	$2,678
Undistributed long-term capital gains	—
Tax accumulated earnings	2,678
Accumulated capital and other losses	—
Unrealized appreciation (depreciation) on investments	4,556
Total accumulated earnings (deficit)	$7,234

During the fiscal year ended October 31, 2016, the Fund utilized $1,435 of its non-expiring capital loss carryforward.

7.   Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the 1940 Act. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

Rx Funds Trust

Notes to Financial Statements (Continued)

8.   Cash Concentration:

At times, the Fund maintains cash balances at financial institutions in excess of Federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

9.   Subsequent Events:

Subsequent events occurring after October 31, 2016, have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued.

At a Board of Trustees (the “Board”) Meeting held on December 16, 2016, RiskX Investments recommended to the Trust’s Board, the closing and subsequent liquidation of the Rx Tactical Rotation Fund (the “Fund”) due to the current asset level of the Fund and the continued reimbursement by the Adviser since the Fund’s inception. The liquidation is expected to occur on, or around, December 30, 2016. In addition, the Board also approved, subsequent to the Fund’s liquidation, the closing and withdrawal from registration, of the Rx Funds Trust.

Rx Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Rx Funds Trust

We have audited the accompanying statements of assets and liabilities of the Rx Funds Trust, comprising the Rx Tactical Rotation Fund (the Fund), including the schedule of investments as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 5, 2015 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rx Tactical Rotation Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 30, 2016

Rx Funds Trust

Additional Fund Information (Unaudited)

Portfolio Summary

The Rx Funds Trust invested, as a percentage of net assets, in the following as of October 31, 2016:

Rx Tactical Rotation Fund

Portfolio Diversification	% of Net Assets
U.S. Equity Exchange Traded Products	46.9%
International Fixed Income Exchange Traded Products	9.1
International Equity Exchange Traded Products	3.3
U.S. Fixed Income Exchange Traded Products	0.8
U.S. Alternative Exchange Traded Product	0.1
Short-Term Investment	40.6
Total Investments	100.8%
Liabilities in excess of other assets	(0.8)
Net Assets	100.0%

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2016 at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period* 5/1/2016- 10/31/2016	Expense Ratio During Period**† 5/1/2016- 10/31/2016
Rx Tactical Rotation	Institutional Class Shares	$ 1,000.00	$ 1,019.30	$ 4.82	0.95%
Fund	Class A Shares	$ 1,000.00	$ 1,017.10	$ 6.74	1.33%
	Class C Shares	$ 1,000.00	$ 1,020.50	$ 9.90	1.95%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period* 5/1/2016- 10/31/2016	Expense Ratio During Period**† 5/1/2016- 10/31/2016
Rx Tactical Rotation	Institutional Class Shares	$ 1,000.00	$ 1,020.36	$ 4.82	0.95%
Fund	Class A Shares	$ 1,000.00	$ 1,018.45	$ 6.75	1.33%
	Class C Shares	$ 1,000.00	$ 1,015.33	$ 9.88	1.95%

*

Expenses paid during the period are equal to the annualized expense ratio (for the six-month period) for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Other Tax Information:

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2016, 0.96% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 100% as qualified dividend income paid during the fiscal year ended October 31, 2016.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

American Independence Financial Services, LLC (“American Independence” or “Adviser”) has been the investment adviser to the Rx Funds Trust, formerly the American Independence Funds Trust II, (the “Trust”), pursuant to an investment advisory agreement dated July 13, 2013 (the “Original Advisory Agreement”). At a special meeting held on August 4, 2015 (the “August 4th Meeting”), the Board of Trustees, including the Independent Trustees, approved a new Investment Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”), formerly American Independence, and the Trust on behalf of the Rx Tactical Rotation Fund (formerly, the MAR Tactical Conservative Fund).

On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). Funding is substantially directed by Mr. Donald Putnam, Managing Partner of Grail Partners (“Grail”), and the managing member of Funding. The closing of the Transaction, which took place on July 31, 2015, caused a change of control of American Independence. The merger of Folio with American Independence created a new company called RiskX Investments, LLC, and American Independence is now known as RiskX Investments, LLC (“RiskX Investments”). An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser. Therefore, the Original Advisory Agreement under which American Independence served as investment adviser to the Trust terminated upon the closing of the Transaction (July 31, 2015).

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”), and (2) the fund’s shareholders. Subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board of Trustees (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement pursuant to which an adviser may serve as investment adviser to a fund for up to 150 days from the termination of an advisory agreement.

At the August 4th Meeting, the Board of Trustees, including a majority of Interested Trustees, reviewed, considered and then approved a new Investment Advisory Agreement between RiskX Investments and the Trust on behalf of the Rx Tactical Rotation Fund (the “New Agreement”).

At the August 4th Meeting, counsel had discussed with the Trustees their responsibilities and fiduciary duties in connection with the approval of these agreements. During a private session, the Trustees reviewed a wide variety of information that they had requested and received from the Adviser. In considering the New Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under the New Agreement, the Trustees considered the nature, extent and quality of the services to be provided by RiskX Investments. The Trustees reviewed the services RiskX Investments (formerly, American Independence) has historically provided to other affiliated funds. These services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. It was also considered that with respect to the Fund, RiskX Investments would have oversight responsibility of any potential Sub-Advisers. The Trustees also considered the Adviser’s personnel, resources, operations and portfolio management capabilities as well as its compliance program. The Trustees discussed the plans of management for marketing and distributing the shares of the Fund. The Trustees reviewed information about the potential effect of asset growth on the Fund’s expenses and the difficulty of forecasting the effect of asset growth on the profitability of the Adviser. It was noted that, during the initial start-up of the Fund, RiskX Investments would be reimbursing the Fund due to the imposed expense limitations until the Fund reaches a considerable asset level.

Other factors considered by the Trustees in deciding to approve the New Agreement, included the following: (i) the nature, extent and quality of services to be provided by the Adviser; (ii) the anticipated costs to the Adviser in providing the services and resulting profits that the Adviser expects to realize from its relationship with the Trust; (iii) the extent to which Adviser realizes economies of scale and shares any such economies with the New Fund as it grows larger; (iv) other sources of revenues received by the Adviser from its relationship with the Trust, including intangible or “fall-out” benefits; (v) the expense ratios of the Fund, including the investment advisory fees, compared to the ratios of similar funds; and (vi) the entrepreneurial risk assumed by the Adviser in launching the Fund. Materials and other information discussed were those previously reviewed and considered by the Trustees at the March Meeting with respect to RiskX Investments as well as other meetings held throughout the previous calendar year. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the New Agreements. On the basis of their review, the Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the New Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the New Agreement was in the best interests of the Fund and its shareholders. The New Agreement went into effect prior to the Fund’s launch date of August 5, 2015 and was approved by the Fund’s sole shareholder at the time.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Dennis Foley Age: 58	Trustee	Indefinite, 9/2016-Present	Treasurer and Chief Investment Officer at Weil, Gotshal & Manges	1	American Independence Funds Trust
Jeffrey Haas Age: 55	Trustee	Indefinite, 6/2013-Present	Professor of Law, New York Law School (1996-Present).	1	American Independence Funds Trust
Thomas F. Kice Age: 67	Trustee	Indefinite, Since Inception	Senior Advisor and board member of Kice Industries, Inc. Also serves on the Board of McShares Inc.	1	American Independence Funds Trust
George Mileusnic Age: 62	Trustee	Indefinite, 6/2013-Present	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	1	American Independence Funds Trust
INTERESTED TRUSTEE

Darlene DeRemer Age: 60	Interested Trustee	Indefinite, 11/2015-Present	Managing Partner and co-founder of Grail Partners (since 2005). Currently serving on the Syracuse University Board of Trustees, and is Chair of the Investment & Endowment Committee.	1	American Independence Funds Trust(3)
OFFICERS
John J. Pileggi Age: 57	President and Assistant Treasurer	Indefinite, 6/2013-Present	CEO of RiskX Investments (2004-Present).	N/A	N/A
Thaddeus (“Ted”) Leszczynski Age: 69	Chief Compliance Officer & Secretary	Indefinite, 6/2013-Present	Founding member of Compliance Solutions Associates LLC (since September 2009). Chief Compliance Officer of RiskX Investments, LLC.	N/A	N/A
Terry Gallagher Age: 58	Treasurer	Indefinite, 3/2016-Present	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A

(1)	Each Trustee is also a Trustee of American Independence Funds Trust (“AIFT”), which as of October 31, 2016 included eight (8) portfolios or funds.
(2)	Each officer holds the same position with AIFT.
(3)

Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of October 31, 2016, consists of six portfolios or funds - ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Web x.0 ETF, ARK 3D Printing ETF, and ARK Israel Innovative Technology ETF.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)
During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2014.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2016 and 2015 were $65,843 and $62,118, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2016 and 2015.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2016 and 2015 were $13,480 and $22,817, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2016 and 2015.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the Rx Funds Trust.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rx Funds Trust

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
President

Date: January 6, 2017

By (Signature and Title)

/s/ Terrance P. Gallagher
Terrance P. Gallagher
Treasurer and Principal Financial Accounting Officer

Date: January 6, 2017